Innovator Russell 2000 Power Buffer ETF™ – October

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 2, 2020

September 30, 2020

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. Following the close of business on September 30, 2020, an outcome period for the Fund ended. The Fund will commence a new outcome period that will begin on October 1, 2020 and end on September 30, 2021. An investment in the Fund over the course of the outcome period will be subject to the Cap set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator Russell 2000 Power Buffer ETF™ – October	KOCT	Gross: 13.20% Net: 12.41%*

The Fund seeks to provide investors with returns that match those of the Russell 2000 Price Index, up to the upside cap of 13.20% (prior to taking into account management fees and other fees) and 12.41% (after taking into account management fees and other fees) while providing a buffer against the first 15% of Russell 2000 Price Index losses, over the period from October 1, 2020 to September 30, 2021.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: October 1, 2020 through September 30, 2021.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference